                                                                    EXHIBIT 99.6
                                RCN CORPORATION

                       CONSENT AND LETTER OF TRANSMITTAL

                                PURSUANT TO THE
             OFFER TO EXCHANGE COMMON STOCK OF RCN CORPORATION FOR
                            ANY AND ALL OUTSTANDING
               13 3/4% SUBORDINATED EXCHANGE DEBENTURES DUE 2010
                      OF 21ST CENTURY TELECOM GROUP, INC.
                        AND SOLICITATION OF CONSENTS FOR
                       AMENDMENT OF THE RELATED INDENTURE

THE SOLICITATION OF CONSENTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON --, 2000 UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "CONSENT EXPIRATION DATE"). THE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON --, 2000 UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXCHANGE OFFER EXPIRATION DATE"). HOLDERS WHO DESIRE TO RECEIVE THE EARLY CONSENT PAYMENT AND THE OFFER CONSIDERATION MUST BOTH VALIDLY CONSENT TO THE PROPOSED AMENDMENTS AND TENDER THEIR DEBENTURES PURSUANT TO THE OFFER ON OR PRIOR TO THE CONSENT EXPIRATION DATE. HOLDERS WHO TENDER AFTER THE CONSENT EXPIRATION DATE WILL RECEIVE ONLY THE OFFER CONSIDERATION. CONSENTS MAY ONLY BE REVOKED PRIOR TO THE CONSENT EXPIRATION DATE, BUT MAY NOT BE REVOKED THEREAFTER. TENDERS OF DEBENTURES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXCHANGE OFFER EXPIRATION DATE.

   The Exchange Agent for the Exchange Offer and the Consent Solicitation is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

             By Mail:                           By Hand:                    By Overnight Delivery:
    Reorganization Department          Reorganization Department          Reorganization Department
           PO Box 3301                        120 Broadway                    85 Challenger Road
    South Hackensack, NJ 07606                 13th Floor                     Mail Stop -- Reorg
                                           New York, NY 10271             Ridgefield Park, NJ 07660

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                                 (201) 296-4293

                      Confirm Facsimile by telephone ONLY:
                                 (201) 296-4860

     DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     HOLDERS WHO WISH TO CONSENT TO THE PROPOSED AMENDMENTS AND TO RECEIVE THE EARLY CONSENT PAYMENT PURSUANT TO THE CONSENT SOLICITATION MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR DEBENTURES TO THE EXCHANGE AGENT ON OR PRIOR TO THE CONSENT EXPIRATION DATE.

     The instructions contained herein and in the Exchange Offer (as defined below) should be read carefully before this Consent and Letter of Transmittal is completed.

     List below the Debentures to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF DEBENTURES
--------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL AMOUNT
                                                                                 AGGREGATE PRINCIPAL   TENDERED AND AS TO
            NAME(S) AND ADDRESS(ES) OF HOLDER(S)                 CERTIFICATE            AMOUNT         WHICH CONSENTS ARE
                 (PLEASE FILL IN, IF BLANK)                      NUMBER(S)*         REPRESENTED**            GIVEN
--------------------------------------------------------------------------------------------------------------------------
                                                             --------------------------------------------------------
                                                             --------------------------------------------------------
                                                             --------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
            Total Principal Amount of Debentures
--------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer (see below).
 ** Unless otherwise indicated in the column labeled "Principal Amount Tendered And As To Which Consents Are Given" and
    subject to the terms and conditions of the Prospectus, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Debentures indicated in the column labeled "Aggregate Represented." See
    Instruction 5.
--------------------------------------------------------------------------------------------------------------------------

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TOTAL CONSIDERATION PURSUANT TO THE EXCHANGE OFFER AND THE CONSENT SOLICITATION MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR DEBENTURES AND VALIDLY CONSENT TO THE PROPOSED AMENDMENTS ON OR PRIOR TO THE CONSENT EXPIRATION DATE. HOLDERS WHO VALIDLY TENDER THEIR DEBENTURES AND THE RELATED CONSENT AFTER THE CONSENT EXPIRATION DATE WILL RECEIVE ONLY THE EXCHANGE OFFER CONSIDERATION AND NOT THE EARLY CONSENT PAYMENT.

[ ] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:

   Account Number with DTC:

   Transaction Code Number:

[ ] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s):

   Window Ticket No. (if any):

   Date of Execution of Notice of Guaranteed Delivery:

   Name of Eligible Institution that Guaranteed Delivery:

   If Delivered by Book-Entry Transfer:

   Account Number with DTC:

   Transaction Code Number:

     By the execution hereof, the undersigned acknowledges receipt of the Prospectus and Consent Solicitation, dated --, 2000 (as the same may be amended from time to time, the "Prospectus") of RCN Corporation, a Delaware corporation ("RCN"), this Consent and Letter of Transmittal and instructions hereto (the "Consent and Letter of Transmittal" and together with the Prospectus, the "Exchange Offer"). The Exchange Offer consists of (i) RCN's offer to exchange shares of common stock of RCN, par value $1.00 per share (the "RCN Stock"), for any and all of the outstanding 13 3/4% Subordinated Exchange Debentures due 2010 (the "Debentures") of 21st Century Telecom Group, Inc. (the "Issuer"), upon the terms and subject to the conditions set forth in the Prospectus, and (ii) RCN's solicitation (the "Consent Solicitation") of consents (the "Consents") from each holder (each a "Holder" and, collectively, the "Holders") of Debentures to certain proposed amendments (the "Proposed Amendments") to the Indenture dated as of February 15, 1998, as amended (the "Indenture"), between the Issuer and IBJ Schroeder Bank & Trust Company, as trustee (the "Trustee"), pursuant to which the Debentures were issued. Holders who tender Debentures under this Consent and Letter of Transmittal on or prior to the Consent Expiration Date will be deemed to consent to the Proposed Amendments.

     This Consent and Letter of Transmittal is to be used by Holders if (i) certificates representing Debentures are to be physically delivered to the Exchange Agent herewith by Holders, (ii) tender of Debentures is to be made by book-entry transfer to the Exchange Agent's account at The Depositary Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Exchanging Debentures and Delivering Consents -- Tender of Debentures Held Through DTC" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Debentures, unless such tender is made after the Consent Expiration Date and an Agent's Message (as described in the Prospectus) is delivered in connection with such book-entry transfer, or (iii) tender of Debentures after the Consent Expiration Date is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Exchanging Debentures and Delivering Consents
-- Guaranteed Delivery". Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer and the Consent Solicitation.

     The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery must be directed to Salomon Smith Barney Inc. in its capacity as the dealer manager for the Exchange Offer and Consent Solicitation (the "Dealer Manager"), or ChaseMellon Shareholder Services, L.L.C. in its capacity as the information agent (the "Information Agent"), in each case at the address and telephone number set forth on the back cover page of this Consent and Letter of Transmittal. See Instruction 13 below.

     Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the DTC account of ChaseMellon Shareholder Services, L.L.C. in its capacity as the exchange agent (the "Exchange Agent"). DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer after the Consent Expiration Date by delivering a Notice of Guaranteed Delivery to the Exchange Agent.

     To validly deliver a Consent with respect to Debentures transferred pursuant to ATOP on or prior to the Consent Expiration Date (and thereby make a valid tender), a DTC participant using ATOP must also properly complete and duly execute, a Consent and Letter of Transmittal and timely deliver it to the Exchange Agent. Pursuant to authority granted by DTC, any DTC participant which has Debentures credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly provide a Consent to the Proposed Amendments as though it were a registered Holder by so completing, executing and delivering the Consent and Letter of Transmittal.

     If a Holder desires to tender Debentures pursuant to the Exchange Offer after the Consent Expiration Date and prior to the Exchange Offer Expiration Date and (a) certificates representing such Debentures are not immediately available, (b) time will not permit such Holder's Consent and Letter of Transmittal, certificates representing such Debentures and all other required documents to reach the Exchange Agent on or prior to the Exchange Offer Expiration Date, or (c) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed on or prior to the Exchange Offer Expiration Date, such Holder may nevertheless tender such Debentures with the effect that such tender will be deemed to have been received on or prior to the Exchange Offer Expiration Date. Holders may effect such a tender of Debentures in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Exchanging Debentures and Delivering Consents -- Guaranteed Delivery." See Instruction 2 below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, the undersigned hereby tenders to RCN the principal amount of Debentures indicated above and consents to the Proposed Amendments.

     Subject to, and effective upon, the acceptance for exchange of the principal amount of Debentures tendered with this Consent and Letter of Transmittal, the undersigned hereby assigns and transfers to, or upon the order of, RCN, all right, title and interest in and to the Debentures that are being tendered hereby, waives any and all other rights with respect to the Debentures (including without limitation, any existing or past defaults and their consequences in respect of the Debentures and the Indenture under which the Debentures were issued) and releases and discharges RCN from any and all claims such Holders may have now, or may have in the future, arising out of, or related to, the Debentures, including without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Debentures to participate in any redemption or defeasance of the Debentures, and also consents to the Proposed Amendments. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of RCN) with respect to such Debentures, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Debentures and all evidences of transfer and authenticity to, or transfer of ownership of, such Debentures on the account books maintained by DTC to, or upon the order of, RCN,
(ii) present such Debentures for transfer ownership on the books of RCN, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures and (iv) deliver to RCN, the Issuer and the Trustee this Consent and Letter of Transmittal on or prior to the Consent Expiration Date as evidence of the undersigned's Consent to the Proposed Amendments and as certification that validly tendered and not revoked Consents from the holders of at least a majority in aggregate principal amount of Debentures outstanding (the "Requisite Consents") to the Proposed Amendments, duly executed by Holders of such Debentures, have been received, all in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation as described in the Prospectus. Valid execution and delivery of this Consent and Letter of Transmittal on or prior to the Consent Expiration Date will also be deemed to constitute a Consent to the Proposed Amendments.

     The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the Debentures tendered hereby, to the Proposed Amendments as permitted by Article Nine of the Indenture if this Consent and Letter of Transmittal is executed and delivered on or prior to the Consent Expiration Date. The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth in the Prospectus and this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the Indenture, which are hereby waived.

     The Proposed Amendments will be embodied in an amendment to the Indenture in the form set forth in a Supplemental Indenture (as described in the Prospectus). The Supplemental Indenture will become effective upon execution by the Issuer, at RCN's direction, and the Trustee on the Consent Expiration Date. The undersigned understands that the Proposed Amendments will not become operative until the Debentures are accepted for exchange by RCN pursuant to the Exchange Offer.

     The undersigned understands that tenders of Debentures may be withdrawn or revoked by written notice of withdrawal or revocation received by the Exchange Agent at any time on or prior to the Exchange Offer Expiration Date, but neither the Exchange Offer consideration nor the early consent payment (as such terms are described in the Prospectus) shall be payable in respect of Debentures so withdrawn. Consents may not be revoked after the Consent Expiration Date. Holders may not deliver Consents without tendering their Debentures in the Exchange Offer, and may not revoke Consents on or prior to the Consent Expiration Date without withdrawing the previously tendered Debentures to which such Consent relates.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the Debentures tendered hereby and to give the Consent contained herein, and that when such Debentures are accepted for exchange by RCN, RCN will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or RCN to be necessary or desirable to complete the assignment and transfer of the Debentures tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments and to complete the execution of the Supplemental Indenture reflecting such Proposed Amendments.

     The undersigned understands that tenders of Debentures pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by RCN will constitute a binding agreement between the undersigned and RCN, upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation.

     For purposes of the Exchange Offer, the undersigned understands that RCN will be deemed to have accepted for exchange validly tendered Debentures if, as and when RCN gives written notice thereof to the Exchange Agent. For purposes of the Consent Solicitation, Consents received by the Exchange Agent will be deemed to have been accepted if, as and when the Issuer and the Trustee execute the Supplemental Indenture promptly after the Consent Expiration Date, even though the early consent payment will not be made unless and until RCN has accepted the Debentures for exchange pursuant to the Exchange Offer.

     The undersigned understands that RCN's obligation to accept for exchange Debentures validly tendered pursuant to the Exchange Offer is conditioned upon the satisfaction of the conditions described in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer and the Consent Solicitation". Any Debentures not accepted for exchange will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of the Debentures is not effective, and the risk of loss of the Debentures does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Consent and Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to RCN or receipt of an Agent's Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Debentures and deliveries and revocations of Consents will be determined by RCN, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated under "Special Issuance Instructions" below, please deliver the certificates representing RCN Stock from the Exchange Agent for the total consideration (as described in the Prospectus) or Exchange Offer consideration, as the case may be, for any Debentures tendered hereby that are exchanged, and/or return any certificates representing Debentures not tendered or not accepted for exchange in the name(s) of the Holder(s) appearing under "Description of Debentures." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the certificates representing RCN Stock for the total consideration or Exchange Offer consideration, as the case may be, and/or return any certificates representing Debentures not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the Holder(s) appearing under "Description of Debentures." In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, please deliver the certificates representing RCN Stock for the total consideration or Exchange Offer consideration, as the case may be, and/or return any certificates representing Debentures not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the person or persons so indicated. In the case of a book-entry delivery of Debentures, please credit the account maintained at DTC with any Debentures not tendered or not accepted for exchange. The undersigned recognizes that RCN does not have any obligation pursuant to the Special Issuance Instructions to transfer any Debentures from the name of the Holder thereof if RCN does not accept for exchange any of the Debentures so tendered.

                                PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL CONSENTING HOLDERS)
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (REGARDLESS OF WHETHER DEBENTURES ARE BEING
          PHYSICALLY DELIVERED HEREWITH, UNLESS AN AGENT'S MESSAGE IS
                   DELIVERED IN CONNECTION WITH A BOOK-ENTRY
                          TRANSFER OF SUCH DEBENTURES)

     The completion, execution and delivery of this Consent and Letter of Transmittal on or prior to the Consent Expiration Date will be deemed to constitute a Consent to the Proposed Amendments.

     This Consent and Letter of Transmittal must be signed by the registered holder(s) of Debentures exactly as their name(s) appear(s) on certificate(s) for Debentures or, if tendered by the registered holder(s) of Debentures exactly as such participant's name appears on a security position listing as the owner of Debentures, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to RCN of such person's authority to so act. See Instruction 6 below.

     If the signature appearing below is not of the registered holder(s) of the Debentures, then the registered holder(s) must sign a valid proxy.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
               (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Dated:
--------------------------- , 2000.

Name(s):
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                    (PLEASE PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                 (INCLUDING ZIP CODE)

Area Code and Telephone No.:
--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
              SIGNATURE GUARANTEE (SEE INSTRUCTIONS 1 AND 6 BELOW)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

--------------------------------------------------------------------------------
         (NAME OF MEDALLION SIGNATURE GUARANTOR GUARANTEEING SIGNATURE)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date:
--------------------------- , 2000.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 5, 6, 7 AND 8)

  To be completed ONLY if certificates for Debentures not exchanged and/or certificates representing RCN Stock to be exchanged for Debentures or early consent payments to be made in connection with the Exchange Offer and Consent Solicitation are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Debentures" within this Consent and Letter of Transmittal.

Name
-----------------------------------------------
                                 (PLEASE PRINT)

Address
---------------------------------------------
                                 (PLEASE PRINT)

             ------------------------------------------------------
                                                                        ZIP CODE

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 5, 6, 7 AND 8)
  To be completed ONLY if certificates for Debentures not exchanged and/or certificates representing RCN Stock to be exchanged for Debentures are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal to an address different from that shown in the box entitled "Description of Debentures" within this Consent and Letter of Transmittal.

Name
-----------------------------------------------
                                 (PLEASE PRINT)

Address
---------------------------------------------
                                 (PLEASE PRINT)

             ------------------------------------------------------
                                                                        ZIP CODE

             ------------------------------------------------------
                   TAXPAYER IDENTIFICATION OR SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                              SIGNATURE GUARANTEE
                           (SEE INSTRUCTION 1 BELOW)

    CERTAIN SIGNATURES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR

             ------------------------------------------------------
                     (NAME OF MEDALLION SIGNATURE GUARANTOR
                            GUARANTEEING SIGNATURE)

             ------------------------------------------------------

             ------------------------------------------------------

             ------------------------------------------------------
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         OF FIRM (INCLUDING AREA CODE))

             ------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

             ------------------------------------------------------
                                 (PRINTED NAME)

             ------------------------------------------------------
                                    (TITLE)

DATE:
------------------, 2000

                                  INSTRUCTIONS

   FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND CONSENT
                                  SOLICITATION

     1. GUARANTEE OF SIGNATURES. Signatures on this Consent and Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, (a "Medallion Signature Guarantor"), unless the Debentures tendered and Consents delivered thereby are tendered and delivered (i) by a registered Holder of Debentures (or by a participant in DTC whose name appears on a security position listing as the owner of such Debentures) who has not completed any of the boxes entitled "Special Delivery Instructions" on the Consent and Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Debentures are registered in the name of a person other than the signer of the Consent and Letter of Transmittal or if Debentures not accepted for exchange or not tendered are to be returned to a person other than the registered Holder, then the signature on this Consent and Letter of Transmittal accompanying the tendered Debentures must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Debentures and deliver Consents with respect to Debentures so registered. See "The Exchange Offer -- Procedures for Exchanging Debentures and Delivering Consents" in the Prospectus.

     2. REQUIREMENTS OF TENDER. This Consent and Letter of Transmittal is to be completed by Holders of Debentures if certificates representing such Debentures are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Exchanging Debentures and Delivering Consents," unless such Debentures are being transferred through ATOP in connection with a tender after the Consent Expiration Date. For a holder to validly tender Debentures and deliver Consents pursuant to the Exchange Offer and the Consent Solicitation, a properly completed and duly executed Consent and Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Exchange Agent at its address set forth herein on or prior to the Consent Expiration Date or Exchange Offer Expiration Date, as applicable, and either (i) certificates representing such Debentures must be received by the Exchange Agent at its address or (ii) such Debentures must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under "The Exchange
Offer -- Procedures for Exchanging Debentures and Delivering Consents," and a Book-Entry Confirmation must be received by the Exchange Agent, in each case, on or prior to the Consent Expiration Date or Exchange Offer Expiration Date, as applicable; provided, however, that no early consent payment will be made to Holders who tender Debentures and deliver their Consents after the Consent Expiration Date. A Holder who desires to tender Debentures and who cannot comply with procedures set forth herein for tender on a timely basis or whose Debentures are not immediately available must comply with the guaranteed delivery procedures discussed below, but only if such Notice of Guaranteed Delivery is transmitted after the Consent Expiration Date and prior to the Exchange Offer Expiration Date.

     If a Holder desires to tender Debentures pursuant to the Exchange Offer after the Consent Expiration Date and (a) certificates representing such Debentures are not immediately available, (b) time will not permit such Holder's Consent and Letter of Transmittal, certificates representing such Debentures and all other required documents to reach the Exchange Agent on or prior to the Exchange Offer Expiration Date, or (c) the procedures for book-entry transfer (including delivery of an Agent's message) cannot be completed on or prior to the Exchange Offer Expiration Date, such Holder may nevertheless tender such Debentures with the effect that such tender will be deemed to have been received on or prior to the Exchange Offer Expiration Date if the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Exchanging Debentures and Delivering Consents -- Guaranteed Delivery," are followed. Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution,
(ii) a properly completed and duly executed Notice of Guaranteed Delivery or an Agent's Message with respect to a guaranteed delivery that is accepted by RCN, must be received by the Exchange Agent on or prior to the Exchange Offer Expiration Date, and (iii) the certificates for the tendered Debentures, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such Debentures into the Exchange Agent's account at DTC as described in the Prospectus), together with a Consent and Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Consent and Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within three business days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Consent and Letter of Transmittal, the Debentures and all other required documents, including delivery through the DTC and acceptance of Agent's Message transmitted through ATOP, is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent.

     No alternative, conditional or contingent tenders shall be accepted. All tendering Holders, by execution of this Consent and Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Debentures for exchange.

     3. CONSENTS TO PROPOSED AMENDMENTS. A valid Consent to the Proposed Amendments may be given only by a Holder or its attorney-in-fact. A beneficial owner who is not a Holder must arrange with the Holder to execute and deliver a Consent on its behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such Holder or become a Holder. Notwithstanding the foregoing, any DTC participant which has Debentures credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly provide a Consent to the Proposed Amendments as though it were the registered Holder by so completing, executing and delivering the Consent and Letter of Transmittal. To validly deliver a Consent with respect to Debentures transferred pursuant to ATOP on or prior to the Consent Expiration Date, a DTC participant using ATOP must also properly complete and duly execute a Consent and a Letter of Transmittal and deliver it to the Exchange Agent on or prior to the Consent Expiration Date.

     4. WITHDRAWAL OF TENDERED DEBENTURES AND REVOCATION OF CONSENTS. Tenders of Debentures may be withdrawn at any time on or prior to the Exchange Offer Expiration Date, but neither the Exchange Offer consideration nor the early consent payment shall be payable in respect of the Debentures so withdrawn. A valid withdrawal of tendered Debentures effected on or prior to the Consent Expiration Date will constitute the concurrent valid revocation of such Holder's related Consent. In order for a Holder to revoke a Consent, such Holder must withdraw the related tendered Debentures. Tenders of Debentures may be validly withdrawn if the Exchange Offer is terminated without any Debentures being exchanged thereunder. In the event of a termination of the Exchange Offer, the Debentures tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holder, the Supplemental Indenture will not become operative and the Consents will be deemed revoked. If the Consent Solicitation is amended on or prior to the Consent Expiration Date in a manner determined by RCN, in its sole discretion, to constitute a material adverse change to the Holders, RCN promptly will disclose such amendment and, if necessary, extend the Consent Solicitation for a period deemed by RCN to be adequate to permit Holders to withdraw their Debentures and revoke their Consents. In addition, RCN may, if it deems appropriate, extend the Consent Solicitation for any other reason. If RCN makes a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer or waives a material condition of the Exchange Offer, RCN will disseminate additional Exchange Offer material and extend such Exchange Offer to the extent required by law. If the consideration to be paid in the Exchange Offer is increased or decreased or the principal amount of Debentures subject to the Exchange Offer is decreased, the Exchange Offer will remain open at least 10 business days from the date RCN first gives notice to Holders, by public announcement or otherwise, of such increase or decrease. In addition, RCN may, if it deems appropriate, extend the Exchange Offer for any other reason.

     For a withdrawal of tendered Debentures or the revocation of Consents, as the case may be, to be effective, a written or facsimile transmission notice of withdrawal or revocation must be received by the Exchange Agent on or prior to the Exchange Offer Expiration Date or Consent Expiration Date, as applicable, at its address set forth on the cover of this Consent and Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person who tendered the Debentures to be withdrawn or to which the revocation of Consents relates, (ii) contain the description of the Debentures to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Debentures (unless such Debentures were tendered by book-entry transfer) and the aggregate principal amount represented by such Debentures, and
(iii) be signed by the Holder of such Debentures in the same manner as the original signature on the Consent and Letter of Transmittal by which such Debentures were tendered (including any required signature guarantees) or the related Consent was given, or be accompanied by evidence sufficient to RCN that the person withdrawing the tender or revoking the Consent has succeeded to the beneficial ownership of the Debentures. If the Debentures to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

     Any valid revocation of Consents will automatically render the prior tender of the Debentures to which such Consents relate defective and RCN will have the right, which it may waive, to reject such tender as invalid. Any permitted withdrawal of Debentures and revocation of Consents may not be rescinded. Any Debentures properly withdrawn will thereafter be deemed not validly tendered and any Consents revoked will be deemed not validly delivered for purposes of the Exchange Offer; provided, however, that withdrawn Debentures may be re-tendered and revoked Consents may be re-delivered by again following one of the appropriate procedures described herein at any time on or prior to the Exchange Offer Expiration Date or the Consent Expiration Date, as applicable. Consents may not be revoked after the Consent Expiration Date.

     All questions as to the validity form and eligibility (including time of receipt) of notices of withdrawal and revocation of Consents will be determined by RCN, in RCN's sole discretion (whose determination shall be final and binding). Neither RCN, the Exchange Agent, the Dealer Manager, the Information Agent, the Trustee nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or revocation of Consents, or incur any liability for failure to give any such notification.

     5. PARTIAL TENDERS AND CONSENTS. Tenders of Debentures pursuant to the Exchange Offer (and the corresponding Consents thereto pursuant to the Consent Solicitation) will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Debentures evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Debentures" herein. The entire principal amount represented by the certificates for all Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Debentures is not tendered or not accepted for exchange, certificates for the principal amount of Debentures not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box in this Consent and Letter of Transmittal (see Instruction 7) promptly after the Debentures are accepted for exchange.

     6. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Debentures tendered hereby or with respect to which Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Debentures tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Debentures.

     IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF DEBENTURES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION. IN ADDITION, SUCH TENDER MUST BE ACCOMPANIED BY A VALID CONSENT OR PROXY OF SUCH REGISTERED HOLDER(S), SINCE DEBENTURES MAY NOT BE TENDERED ON OR PRIOR TO THE CONSENT EXPIRATION DATE WITHOUT A CONSENT TO THE PROPOSED AMENDMENTS AND ONLY REGISTERED HOLDER(S) ARE ENTITLED TO PROVIDE CONSENTS TO THE PROPOSED AMENDMENTS. SIGNATURES ON SUCH CONSENTS OR PROXY MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

     If any of the Debentures tendered hereby (and with respect to which Consent is given) are owned of record by two or more joint owners, all such owners must sign the Consent and Letter of Transmittal. If any tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     If this Consent and Letter of Transmittal is signed by the Holder, the certificates for any principal amount of Debentures not tendered or accepted for exchange are to be issued (or if any principal amount of Debentures that is not tendered or not accepted for exchange is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the registered Holder, and certificates representing RCN Stock for Debentures to be exchanged and early consent payments to be made in connection with the Exchange Offer and Consent Solicitation are to be issued in the name of the registered Holder, then the registered Holder need not endorse any certificates for tendered Debentures, nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the registered Holder), the registered Holder must either properly endorse the certificates for Debentures tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Debentures, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Debentures, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

     If this Consent and Letter of Transmittal or any certificates of Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, the proper evidence satisfactory to RCN of their authority so to act must be submitted with this Consent and Letter of Transmittal.

     When this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Debentures listed and transmitted hereby, no endorsements of Debentures or separate instruments of transfer are required unless exchange is to be made, or Debentures not tendered or exchanged are to be issued, to a person other than the registered Holder(s), in which case the signatures on such Debentures or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     Endorsements on certificates for Debentures, signatures on bond powers and proxies and Consents provided in accordance with this Instruction 6 by registered holders not executing this consent and Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

     7. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which Debentures for principal amounts not tendered or not accepted for exchange or certificates representing RCN Stock for Debentures to be exchanged and early consent payments to be made in connection with the Exchange Offer and Consent Solicitation are to be issued or sent, if different from the name and address of the registered Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Debentures not tendered or not accepted for exchange will be returned to the registered Holder of the Debentures tendered. For Holders of Debentures tendering by book-entry transfer, Debentures not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above.

     8. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Exchange Agent with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or federal employer identification number, on the Substitute Form W-9, which is provided under "Important Tax Information" below or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax backup withholding on the payment, including the early consent payment, made to the Holder or other person with respect to Debentures exchanged pursuant to the Exchange Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold 31% from all such payments with respect to the Debentures to be exchanged and the early consent payments to be made until a TIN is provided to the Exchange Agent. In any case, if such Holder does not provide the Exchange Agent its TIN within 60 days, the Exchange Agent will remit the withheld amount to the IRS.

     9. TRANSFER TAXES. Each tendering Holder shall be responsible for all transfer taxes imposed on such Holder.

     10. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Debentures or delivery of Consents pursuant to any of the procedures described above will be determined by RCN in RCN's sole discretion (whose determination shall be final and binding). RCN reserves the right to reject any or all tenders of any Debentures or Consents determined by it not to be in proper form or, in the case of Debentures, if the acceptance for exchange of, such Debentures may, in the opinion of RCN's counsel, be unlawful. RCN also reserves the absolute right, in its sole discretion, to waive any of the conditions of the Exchange Offer or to waive any defect or irregularity in any tender with respect to Debentures or Consents of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. RCN's interpretation of the terms and conditions of the Exchange Offer and the Consent Solicitation (including the Consent and Letter of Transmittal and the Instructions thereto) will be final and binding. Neither RCN, the Exchange Agent, the Dealer Manager, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If RCN waives its right to reject a defective tender of Debentures, the Holder will be entitled to the Exchange Offer consideration.

     11. WAIVER OF CONDITIONS. RCN expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Exchange Offer or the Consent Solicitation in the case of any Debentures tendered or Consents delivered, in whole or in part, at any time and from time to time.

     12. MUTILATED, LOST, STOLEN, OR DESTROYED CERTIFICATES FOR DEBENTURES. Any Holder of Debentures whose certificates for Debentures have been mutilated, lost, stolen or destroyed should write to or telephone IBJ Schroeder Bank & Trust Company, One State Street, New York, New York 10004, Attention: Corporate Trust Administration, telephone (212) 858-2952.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Debentures and consenting to the Proposed Amendments and requests for assistance or additional copies of the Prospectus and this Consent and Letter of Transmittal may be directed to, and additional information about the Exchange Offer and Consent Solicitation may be obtained from, either the Dealer Manager or the Information Agent, whose address and telephone number appear on the last page hereto.

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, in order to avoid "backup withholding," a Holder whose tendered Debentures are accepted for exchange is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments, including any early consent payment, made with respect to Debentures exchanged pursuant to the Exchange Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt Holders should still complete Form W-9 to avoid possible erroneous backup withholding. Exempt Holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including an entity, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's foreign status. A Form W-8 can be obtained from the Information Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments, including any total consideration or Exchange Offer consideration, as the case may be, made with respect to Debentures exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with either (i) the Holder's correct TIN by completing the form below, certifying under penalties of perjury that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (a) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Debentures. If the Debentures are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------
             PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
--------------------------------------------------------------------------------

 SUBSTITUTE                      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT    -------------------------------
 FORM W-9                        RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.     Social Security Number(s)
                                 (If you do not have a TIN but have submitted an    or
                                 application for one or intend to do so in the near Employer Identification Number
                                 future, write "Applied For" for instead)           -------------------------------
                                -------------------------------------------------------------------------------------------
                                 PART 2 -- CERTIFICATION -- Under Penalties of      PART 3 --
 DEPARTMENT OF THE               Perjury, I Certify that:                           Awaiting TIN  [ ]
 TREASURY
 INTERNAL REVENUE SERVICE        (1) The number shown on this form is my correct
                                     Taxpayer Identification Number (or I am
 PAYER'S REQUEST FOR                 waiting for a number to be issued to me);
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)                    (2) I am not subject to backup withholding either
                                     because I have not been notified by the
                                     Internal Revenue Service ("IRS") that I am
                                     subject to backup withholding as a result of
                                     failure to report all interest or dividends,
                                     or because the IRS has notified me that I am
                                     no longer subject to backup withholding; and
                                 (3) and any other information provided in this
                                 Form is true and correct.
---------------------------------------------------------------------------------------------------------------------------

 CERTIFICATION INSTRUCTIONS --

 You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

 SIGNATURE
--------------------------------------------------------------------------- DATE
------------- , 2000
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the date payment is made, the 31 percent backup withholding amount will be remitted to the IRS.

Signature:
--------------------------------------------------------------------- Date:
------------------------ , 2000

   THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AND THE CONSENT SOLICITATION IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

            By Mail:                           By Hand:                    By Overnight Delivery:
    Reorganization Department          Reorganization Department          Reorganization Department
           PO Box 3301                       120 Broadway                    85 Challenger Road
   South Hackensack, NJ 07606                 13th Floor                     Mail Stop -- Reorg
                                          New York, NY 10271              Ridgefield Park, NJ 07660

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (201) 296-4293

                      Confirm facsimile by telephone ONLY:
                                 (201) 296-4860

     Any questions or requests for assistance or additional copies of this Prospectus, the Consent and Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers and location listed below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer and the Consent Solicitation.

 THE INFORMATION AGENT FOR THE EXCHANGE OFFER AND THE CONSENT SOLICITATION IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                               450 W. 33rd Street
                                   14th Floor
                               New York, NY 10001
                           Toll Free: (888) 566-9474
                        Bank and brokers: (212) 273-8093

   THE DEALER MANAGER FOR THE EXCHANGE OFFER AND THE CONSENT SOLICITATION IS:

                              SALOMON SMITH BARNEY
                              388 Greenwich Street
                            New York, New York 10013
                                 (212) 816-6000
                           Toll Free: (800) 558-3745